UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2006

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   000-50908                 20-1195343
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(State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)              File Number)           Identification No.)

461 Fifth Avenue, 25th Floor, New York, New York                  10017
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    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code    (212) 644-3450

              450 Park Avenue, 10th Floor, New York, New York 10022
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 8.01. OTHER EVENTS

As of November 1, 2006, the Registrant's principal executive offices are located at 461 Fifth Avenue, 25th Floor, New York, New York 10017. Such offices are available to the Registrant pursuant to an agreement with ProChannel Management LLC, an affiliate of Laurence S. Levy, the Registrant's Chairman and Chief Executive Officer, under which the Registrant pays ProChannel Management a monthly fee of $12,000. The Registrant believes, based on rents and fees for similar office space in the New York City metropolitan area, that the fee charged by ProChannel Management is at least as favorable as could be obtained from an unaffiliated person. ProChannel is not obligated to continue to provide such office space to the Registrant, and there can be no assurance as to whether, or for how long, ProChannel will continue to make such office space available.

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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RAND LOGISTICS, INC.


Date: November 6, 2006                          By: /s/ Laurence S. Levy
                                                    ----------------------------
                                                Name:  Laurence S. Levy
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer